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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 12, 1994



                             St. Paul Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                                 01-15580                36-3504665
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(State or other                          (Commission             (IRS Employer
jurisdiction of                          File Number)            Identification
incorporation)                                                   No.)



6700 West North Avenue
Chicago, Illinois                                                   60635
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(Address of principal executive office)                           (Zip Code)


       Registrant's telephone number, including area code: (312) 622-5000


                                  Not Applicable
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         (Former name or former address, if changed since last report)




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Item 5.  Other Events
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  On July 12, 1994, St. Paul Bancorp, Inc. (the "Company") announced a second program to repurchase up to 964,422 shares (approximately 5%) of its currently outstanding common stock over the next six months in the open market (and privately negotiated transactions). Under its previous repurchase program, the Company purchased 275,950 shares of its common stock.





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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                          ST. PAUL BANCORP, INC.
                                                          ---------------------
                                                          (Registrant)



                                                          /s/ Patrick J. Agnew
                                                          ---------------------
                                                          Patrick J. Agnew
                                                          President



Attest:



 /s/ Clifford M. Sladnick
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Clifford M. Sladnick
Senior Vice President, General
Counsel and Corporate Secretary




Date:  July 13, 1994





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